Exhibit 99.1

GameStop Appoints Raul Fernandez and Lizabeth Dunn to Board of Directors

New Independent Directors Bring Expertise in Retail, Brand Strategy, Consumer Products, Sports & Entertainment, eSports, and Information Technology

Grapevine, Texas (April 24, 2019)—GameStop Corp. (NYSE: GME) today announced that it has appointed two new independent directors to its board - Raul Fernandez and Lizabeth Dunn. Raul, age 52, brings more than 20 years of executive experience in scaling innovation and rapid growth in the sports and entertainment and technology industries. Lizabeth, age 45, brings more than 20 years of consumer products, brand strategy and retail industry expertise to GameStop.

The appointments of Raul and Lizabeth were made pursuant to the company’s previously announced cooperation agreement with Permit Capital Enterprise Fund, L.P. (Permit Capital) and Hestia Capital Partners L.P. (Hestia Capital). Under the terms of the agreement, the company agreed to appoint a new independent director from among a group of candidates identified by Permit Capital and Hestia Capital to its board of directors, and Lizabeth is their nominee and joins the nominating and corporate governance and the compensation committees. GameStop also agreed to nominate an additional independent director and Raul is the company’s nominee and joins the audit committee.

Dan DeMatteo, executive chairman, stated, “We welcome our two new independent directors to the GameStop board. We are confident Raul and Liz will be valuable assets to GameStop as we continue positioning the Company for the future. We look forward to leveraging their expertise across our organization and remain focused on aggressively pursuing innovative opportunities that create meaningful experiences for our customers and drive value for shareholders.”

Raul serves as Vice Chairman and Owner of Monumental Sports & Entertainment, a private partnership that co-owns the NBA’s Washington Wizards, the NHL’s 2018 Stanley Cup Champion Washington Capitals, the WNBA’s Washington Mystics, Team Liquid eSports and Wizards District Gaming NBA 2K, as well as co-owns and operates Capital One Arena in Washington, DC. He also serves as Special Advisor and Limited Partner to General Atlantic Partners, a growth equity firm with more than $31 billion under management. He previously served in several leadership roles at various technology companies, including as Chairman and CEO for ObjectVideo, a leading developer of intelligent video surveillance software. He holds a bachelor’s degree in economics from the University of Maryland and is an active philanthropist, focusing his energy primarily on education reform in the D.C. region.

Lizabeth is the Founder and CEO of Pro4ma Inc, an information technology services consulting firm that provides cloud-based data forecasting and predictive analytics tools to retailers. She also is the Founder and CEO of Talmage Advisers, a retail and branded consumer products consulting firm that provides a full range of services across brand strategy, pricing analysis, financial benchmarking and transactional due diligence. Prior to founding these firms, Lizabeth served in various consulting and financial analyst roles for leading financial firms and retail organizations, including Macquarie Group, FBR, Thomas Weisel, Prudential Equity Group, Bear Stearns, Gap Inc. and Liz Claiborne. She holds a bachelor’s degree in economics from Spelman College.

Raul and Lizabeth will stand for election at GameStop’s 2019 Annual Meeting of Shareholders and, following the 2019 Annual Meeting, the GameStop board will comprise 11 directors, nine of whom are independent.

About GameStop
GameStop Corp., a Fortune 500 company headquartered in Grapevine, Texas, is a global, multichannel video game and consumer electronics retailer. GameStop operates over 5,800 stores across 14 countries. The company's consumer product network also includes www.gamestop.com; Game Informer® magazine, the world's leading print and digital video game publication; and ThinkGeek, www.thinkgeek.com, the premier retailer for the global geek community featuring exclusive and unique video game and pop culture products, and Simply Mac, which sells the full line of Apple products, including laptops, tablets, and smartphones and offers Apple certified warranty and repair services. General information about GameStop Corp. can be obtained at the company’s corporate website. Follow @GameStop and @GameStopCorp on Twitter and find GameStop on Facebook at www.facebook.com/GameStop.

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Safe Harbor
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon management’s current beliefs, views, estimates and expectations, including as to the Company’s industry, business strategy, goals and expectations concerning its market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information. Such statements include without limitation those about the Company’s expectations for fiscal 2019, future financial and operating results, projections, expectations and other statements that are not historical facts. All statements regarding the Board’s review of strategic and financial alternatives and expected costs and benefits, including whether operating, strategic, financial and structural alternatives and initiatives could unlock value, are forward-looking statements.  Forward-looking statements are subject to significant risks and uncertainties and actual developments, business decisions and results may differ materially from those reflected or described in the forward-looking statements.  The following factors, among others, could cause actual results to differ from those reflected or described in the forward-looking statements: the uncertain impact, effects and results of the board’s review of operating, strategic, financial and structural alternatives; volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital and credit; our inability to obtain sufficient quantities of product to meet consumer demand; the timing of release and consumer demand for new and pre-owned products; our ability to continue to expand, and successfully open and operate new stores for our collectibles business; risks associated with achievement of anticipated financial and operating results from acquisitions; our ability to sustain and grow our console digital video game sales; the impact of goodwill and intangible asset impairments; cost reduction initiatives, including store closing costs; risks related to changes in, and our continued retention of, executive officers and other key personnel; changes in consumer preferences and economic conditions; increased operating costs, including wages; cyber security events and related costs; risks associated with international operations; increased competition and changing technology in the video game industry; changes in domestic or foreign laws and regulations that reduce consumer demand for, or increase prices of, our products or otherwise adversely affect our business; our effective tax rate and the factors affecting our effective tax rate, including changes in international, federal or state tax, trade and other laws and regulations; the costs and outcomes of legal proceedings and tax audits; our use of proceeds from the sale of our Spring Mobile business; and unexpected changes in the assumptions underlying our outlook for fiscal 2019. Additional factors that could cause our results to differ materially from those reflected or described in the forward-looking statements can be found in GameStop's Annual Report on Form 10-K for the fiscal year ended February 2, 2019 filed with the SEC and available at the SEC's Internet site at http://www.sec.gov or http://investor.GameStop.com. Forward-looking statements contained in this press release speak only as of the date of this release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Additional Information and Where to Find It
This filing may be deemed to be solicitation material in respect of the matters to be considered at the Company’s 2019 annual meeting of shareholders (the “2019 Annual Meeting”). In connection with the 2019 Annual Meeting, the Company plans to file with the Securities and Exchange Commission (“SEC”) and furnish to the Company’s shareholders one or more proxy statements and other relevant documents. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE COMPANY’S 2019 ANNUAL MEETING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY’S 2019 ANNUAL MEETING AND THE PARTIES RELATED THERETO. The Company’s shareholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov or the Company’s website at http://investor.GameStop.com.

Participants in the Solicitation
The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from shareholders in connection with the matters to be considered at the Company’s 2019 Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of the Company in connection with the Company’s 2019 Annual Meeting will be set forth in the applicable proxy statement and other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in the Company’s definitive proxy statement in connection with the Company’s 2019 Annual Meeting when filed with the SEC on Schedule 14A and the Company’s and such persons’ other filings with the SEC.
Contact
GameStop Corp. Investor Relations
(817) 424-2001
investorrelations@gamestop.com